                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                             FIXED INCOME PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Agency Fixed Rate Mortgages              71.0%
Asset Backed Corporates                  16.6%
Collateralized Mortgage
Obligations--
Agency Collateral Series                  2.3%
Commercial Mortgages                      0.2%
Finance                                   5.3%
Industrials                               7.7%
Telephones                                2.2%
Transportation                            0.6%
U.S. Treasury Securities                 11.7%
Utilities                                 1.4%
Yankee Bonds                              4.5%
Other                                   -23.5%

PERFORMANCE COMPARED TO THE SALOMON BROAD INVESTMENT GRADE INDEX(1)
------------------------------------

                          TOTAL RETURNS(2)
              -----------------------------------------
                                       AVERAGE ANNUAL
                 YTD       ONE YEAR    SINCE INCEPTION
              ----------  ----------  -----------------
PORTFOLIO...      -1.96%       2.15%          6.25%
INDEX.......      -1.39        3.12           6.90

1. The Salomon Broad Investment Grade Index is a fixed income market capitalization-weighted index, including U.S. Treasury, agency, mortgage and investment grade (BBB or better) corporate securities with maturities of one year or longer and with amounts outstanding of at least $25 million.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                  PERCENT OF
SECURITY                        INDUSTRY          NET ASSETS
-----------------------  ----------------------  -------------
Federal National           Agency Fixed Rate
 Mortgage Association          Mortgages               53.5%
U.S. Treasury Notes          U.S. Treasury
                               Securities              10.8
Government National        Agency Fixed Rate
 Mortgage Association           Mortgage                9.1
Federal Home Loan          Agency Fixed Rate
 Mortgage Corporation           Mortgage                8.4
Green Tree Financial          Asset Backed
 Corporation                   Corporates               1.9

TOP FIVE SECTORS
                            VALUE     PERCENT OF
SECTOR                      (000)     NET ASSETS
------------------------  ---------  -------------
Agency Fixed Rate
 Mortgages                $  38,724        71.0%
Asset Backed Corporates       9,071        16.6
U.S. Treasury Securities      6,388        11.7
Industrials                   4,202         7.7
Finance                       2,901         5.3

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Fixed Income Portfolio seeks an above average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Government and Agencies securities, corporate bonds and mortgage securities, foreign bonds and other fixed income securities. The Portfolio's average weighted maturity will ordinarily exceed five years.
For the six months ended June 30, 1999, the Portfolio had a total return of -1.96% compared to -1.39% for the Salomon Broad Investment Grade Index (the "Index"). For the one year ended June 30, 1999, the Portfolio had a total return of 2.15% compared to 3.12% for the Index. For the period since inception on January 2, 1997 through June 30, 1999, the Portfolio had an average annual total return of 6.25% compared to 6.90% for the Index. At June 30, 1999, the Portfolio had a SEC 30-Day yield of 5.72%.
Interest rates on Treasury securities and virtually all other fixed-income instruments moved sharply higher during the first half of 1999. The market's bearish tone was a consequence of stronger-than-expected economic growth, disappointing inflation data, and concerns regarding potential monetary policy actions by the Federal Reserve.
Faced with continued evidence of a strong U.S. economy and signs of improvement in many overseas economies, investors' lingering fears of a global financial meltdown withered during the first part of the year, leading to a significant increase in interest rates in virtually all sectors

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

of the domestic market. In addition, inflation concerns surfaced when the April Consumer Price Index report showed a 0.4% increase in the core (i.e., ex-food & energy) inflation measure. This came as an unpleasant surprise to the market as it renewed concerns about inflation risks in a buoyant economy. Interest rates continued to move higher as the market learned of the Fed's adoption in mid-May of an asymmetrical policy bias in favor of a tighter monetary policy. This was soon followed by a series of unambiguous public comments from various Fed officials that clearly foreshadowed the widely-anticipated 25 basis point rise in the target federal funds rate announced in late June.
Our view is that the Fed's tightening action should be interpreted as a withdrawal of one of the three, 25-basis point easing moves initiated in late 1998, all of which were driven by concerns regarding the global financial environment. The Fed's own words accompanying its recent rate hike serve as evidence as to how far we have come over the past nine months: "Financial strain has eased, foreign economies have firmed, and economic activity in the United States has moved forward at a brisk pace." While it is possible that the Fed could take back one or both of the remaining late 1998 easing actions, the good news for bond investors is that the yield-curve already reflects expectations that this will occur, and that real interest rates are now at very attractive levels.
Our above-benchmark interest rate sensitivity (IRS) strategy had an adverse impact on relative returns due to the sharp increase in interest rates during the first half of the year. We ended the period with an IRS level 0.9 years above the benchmark, versus +0.5 years at the end of December. Half of this change represented an outright decision to increase the Portfolio's IRS at a time of very attractive real interest rates. The remaining portion of this adjustment reflected the effects of a modest recalibration of our proprietary IRS model, and was not indicative of any change in the Portfolio's practical exposure to changes in interest rates. The IRS model has proven far superior to duration as a measure of interest rate risk, and this modest recalibration is intended to preserve and enhance our IRS model's advantages as a powerful risk measurement tool.
A modest yield-curve strategy, involving an underweight in intermediates in favor of longer maturities, had a favorable effect on relative returns during the period; we unwound this position in June as this area of the yield-curve assumed a more typical shape. Our investors might recall that inflation-indexed Treasury securities (TIPS) have been a part of our strategy for several quarters. TIPS have outperformed nominal Treasuries during this year, helping our relative performance. While these securities continue to offer attractive real yields, the advantage of owning TIPS instead of nominal Treasuries has diminished. In response, we trimmed the TIPS position in June.
After a stellar first quarter for corporate securities, during which time they dramatically outperformed Treasuries, this sector had a more challenging second quarter due to increased issuance of corporate debt and a volatile stock market. Within the corporate allocation, we have rotated out of issues deemed closer to fair value in favor of issues that have more attractive value characteristics. In general, the combination of attractive yield spreads and favorable fundamentals supports an overweighted position in corporates. The corporate portion of the Portfolio is well-diversified, and overall credit quality remains high.
Mortgages, like corporates, had an excellent first quarter followed by a disappointing second quarter, as option-adjusted yield spreads on lower-coupon fixed-rate securities finished June at their widest levels since January. As value investors, we modified the size of the mortgage position in reaction to the behavior of yield spreads, adding to the mortgage position as yield spreads widened. Lower-coupon fixed-rate to-be-announced (TBA) mortgage-backeds remain the heart of our mortgage strategy due to a favorable combination of low prepayment risk and attractive yield spreads. Even with the overweighted position in mortgages, the Portfolio's sensitivity to prepayment risk remains close to that of the broader market indices.
As has been the case for over a year, real interest rates in the U.S. are at or above those prevailing in the other major industrialized countries, so we continue to have no allocation to non-dollar securities within the Portfolio.

July 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1999
                                  (UNAUDITED)

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
-----------------------------------------------------------------------

FIXED INCOME SECURITIES (123.5%)
  AGENCY FIXED RATE MORTGAGES (71.0%)
  Federal Home Loan Mortgage Corporation
    Conventional Pools:
$      500   7.125%, 7/21/99..................................  $   501
       221   10.00%, 10/1/10 - 12/1/19........................      240
        46   10.50%, 1/1/10 - 5/1/19..........................       51
       131   11.50%, 10/1/15 - 5/1/19.........................      148
    Gold Pools:
       122   9.50%, 12/1/22...................................      132
       111   10.00%, 6/1/17...................................      121
    July TBA:
     3,575   6.00%, 7/1/29....................................    3,372
  Federal National Mortgage Association Conventional Pools:
    24,934   6.00%, 4/1/27 - 7/1/29...........................   23,497
       350   6.02%, 9/20/99...................................      350
     4,500   6.50%, 8/1/29....................................    4,347
       344   10.00%, 9/1/10 - 5/1/22..........................      374
        14   10.50%, 1/1/16...................................       15
       399   11.00%, 3/1/19 - 11/1/20.........................      448
        86   11.50%, 7/1/13 - 11/1/19.........................       98
        36   12.00%, 11/1/11 - 9/1/12.........................       42
        18   13.00%, 10/1/15..................................       21
  Government National Mortage Association:
    Adjustable Rate Mortgages:
       450   6.00%, 8/20/27...................................      456
       483   6.125%,12/20/25 - 11/20/27.......................      489
       560   6.625%, 7/20/27 - 9/20/27........................      567
        88   6.375%, 3/20/25..................................       89
       393   6.875%, 4/20/25 - 6/20/25........................      399
       256   7.00%, 3/20/25 - 7/20/25.........................      260
    Various Pools:
       310   9.00%, 11/15/17..................................      331
     1,445   10.00%, 11/15/09 - 8/15/2021.....................    1,577
       366   10.50% , 9/15/17 - 6/15/22.......................      404
       223   11.00%, 12/15/09 - 4/15/20.......................      249
        41   11.50%, 2/15/13 - 9/15/15........................       45
        88   12.00%, 12/15/12 - 6/15/15.......................      101
                                                                -------
                                                                 38,724
                                                                -------
  ASSET BACKED CORPORATES (16.6%)
       133   Advanta Mortgage Loan Trust, Series 97-4 A2
               6.53%, 9/25/12.................................      132
             Arcadia Automobile Receivables Trust, Series
        75   97-D A3 6.20%, 5/15/03...........................       75
       125   98-A A3 5.90%, 11/15/02..........................      125
       183   Banc One Home Equity Trust, Series 99-1 A1 6.06%,
               4/25/12........................................      182
       120   BankBoston Home Equity Loan Trust, Series 98-2 A1
               6.28%, 11/25/10................................      120
             Centex Home Equity, Series
       248   99-2 A1 5.91%, 4/25/19...........................      247
       199   A1 6.07%, 3/25/18................................      198
        37   Chevy Chase Auto Receivables Trust, Series 97-4 A
               6.25%, 6/15/04.................................       37
       134   COMED Transitional Funding Trust, Series
               98-1 A1 5.38%, 3/25/02.........................      134
        75   Contimortgage Home Equity Loan Trust, Series 98-2
               A2B PAC 4.956%, 3/15/13........................       74
        19   Daimler Benz Auto Grantor Trust, Series 97-A A
               6.05%, 3/31/05.................................       19

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
-----------------------------------------------------------------------
$      200   Daimler Benz Vehicle Trust, Series 98-A A2 5.23%,
               12/20/01.......................................  $   199
             EQCC Home Equity Loan Trust, Series
       227   99-1 A1F 5.77%, 3/20/29..........................      226
       250   99-2 A1F 6.05%, 1/25/10..........................      249
        21   98-1 A1F 6.21%, 12/15/07.........................       21
             First Security Auto Grantor Trust, Series
       119   98-A A 5.97%, 4/15/04............................      119
       329   97-B A 6.14%, 4/15/03............................      329
       250   First Security Auto Owner Trust, Series 99-2 A2
               5.492%, 5/15/02................................      249
             Ford Credit Auto Owner Trust, Series
        72   97-B A3 6.05%, 3/15/01...........................       72
       500   99-B A3 5.47%, 9/15/01...........................      498
       112   General Motors Acceptance Corp., Series 97-A A
               6.50%, 4/15/02.................................      112
             Green Tree Financial Corp., Series
        22   97-7 A3 6.18%, 9/15/09...........................       22
       138   98-E HI A1 5.907%, 12/15/24......................      138
       313   99-1 A1 5.60%, 3/1/30............................      312
       350   99-3 A2 5.51%, 2/1/31............................      348
       232   99-A A1 5.59%, 2/15/13...........................      231
             Green Tree Home Equity Loan Trust, Series
       425   99-C A1 5.99%, 8/15/25...........................      425
       225   98-A A2 6.04%, 6/15/29...........................      225
       165   Green Tree Lease Finance, Series 97-1 A3 6.17%,
               9/20/05........................................      165
        42   Green Tree Home Improvement Loan Trust, Series
               97-D HEA3 6.39%, 9/15/28.......................       42
             Harley-Davidson Eaglemark Motorcycle Trust,
               Series
       228   99-1 A1 5.25%, 7/15/03...........................      227
       108   98-3 A1 5.41%, 3/15/03...........................      107
             Honda Auto Receivables Grantor Trust, Series
       114   97-A A 5.85%, 2/15/03............................      114
       133   97-B A 5.95%, 5/15/03............................      133
       225   Honda Auto Receivables Owner Trust, Series 99-1
               A2 5.186%, 6/16/01.............................      224
       325   IMC Home Equity Loan Trust, Series 98-1 A2 6.31%,
               12/20/12.......................................      324
        99   IndyMac Home Equity Loan, Series 98-A A1 5.724%,
               9/25/20........................................       99
       250   Navistar Financial Corp. Owner Trust, Series 99-A
               A2 5.55%, 2/15/02..............................      249
       204   Nissan Auto Receivables Grantor Trust, Series
               97-A A 6.15%, 2/17/03..........................      205
       239   Option One Mortgage Loan Trust, Series
               99-2 A1 5.88%, 5/25/29.........................      238
       500   Premier Auto Trust, Series 99-3 A2 5.82%,
               2/8/02.........................................      500
        66   Residential Funding Mortgage Securities Co.,
               Inc., Series 98-HI2 A1 5.696%, 2/25/10.........       66
       145   Salomon Brothers Mortgage Securities, Series
               98-NC7 A1 6.063%, 12/25/28.....................      145
         9   The Money Store Home Equity Trust, 96-B A5 7.18%,
               12/15/14.......................................        9
             UCFC Home Equity Loan, Series
       109   98-C A1(Floating Rate) 5.023%, 12/15/12..........      109
       250   97-D A2 6.475%, 6/15/12..........................      250
        35   98-A A1 (Floating Rate) 4.983%, 7/15/11..........       35
        67   98-B A1 (Floating Rate) 5.65%, 6/15/20...........       67
             WFS Financial Owner Trust, Series
       375   98-C A2 5.524%, 8/20/01..........................      374
        99   97-D A3 6.25%, 3/20/02...........................       98

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
-----------------------------------------------------------------------

  ASSET BACKED CORPORATES (CONT.)

$    (e)98   97-C A3 6.01%, 3/20/02...........................  $    98
        75   World Omni Automobile Lease Securitization Corp.,
               Series 97-B A2 6.08%, 11/15/03.................       75
                                                                -------
                                                                  9,071
                                                                -------
  COLLATERALIZED MORTGAGE OBLIGATIONS--
    AGENCY COLLATERAL SERIES (2.3%)
        42   BA Mortgage Securities, Inc., Series 97-1 A2
               (Floating Rate), 5.593%,7/25/26................       42
             Federal Home Loan Mortgage Corporation, Series:
       300   186 IO 8.00%, 8/1/27.............................       77
       544   191 IO 8.00%, 1/1/28.............................      144
        88   1381 SB Inv Fl IO REMIC 11.601%, 10/15/07........       19
        73   1710-D (Floating Rate) 5.45%,6/15/20.............       74
         1   1933-FM REMIC (Floating Rate) 5.75%, 3/15/25.....        1
         1   1933-FQ REMIC (Floating Rate) 5.75%, 3/15/25.....        1
       250   1983-IB IO 8.00%, 8/15/27........................       72
             Federal National Mortgage Association, Series:
       185   275 2 IO 8.00%, 11/1/26..........................       46
       176   281 2 IO 9.00%, 11/1/26..........................       43
       341   291 2 IO 8.00%, 11/1/27..........................       89
       514   296 IO 8.00%, 4/1/24.............................      130
         7   96-14 PC PO 12/25/23.............................        4
       147   97-70 FA REMIC (Floating Rate) 5.481%, 7/18/20...      147
       137   98-22 FA REMIC (Floating Rate) 5.30%, 4/18/22....      136
     3,000   99-42 SA Inv Fl 10 3.20%, 6/1/28.................      148
             Government National Mortage Association, Series
       850   97-13 SB IO 3.00%, 9/16/2027.....................       73
                                                                -------
                                                                  1,246
                                                                -------
  COMMERCIAL MORTGAGES (0.2%)
        69   American Southwest Financial Securities Corp.,
               Series 93-2 A1 7.30%, 1/18/2009................       70
       245   Nomura Asset Securitization Corp., Series 97-D5
               PS1 IO 1.393%, 2/14/41.........................       22
                                                                -------
                                                                     92
                                                                -------
  FINANCE (5.3%)
        60   Associates Corp. of North America 6.95%,
               11/1/18........................................       57
             BankAmerica Corp.
        75   6.25%, 4/1/08....................................       71
        90   5.875%, 2/15/09..................................       83
       140   BT Preferred Capital Trust, Series II 7.875%,
               2/25/27........................................      136
        90   Chase Manhattan Corp. 6.00%, 2/15/09.............       83
             EOP Operating LP
       100   6.763%, 6/15/07..................................       95
       100   7.50%, 4/19/29...................................       92
       165   Equitable Cos., Inc. 6.50%, 4/1/08...............      160
    (e)100   Equitable Life Assurance Society of the U.S.,
               Series 1A 6.95%, 12/1/05.......................      101
    (e)260   Farmers Exchange Capital 7.05%, 7/15/28..........      236
    (e)110   First Chicago NBD Corp., Series A 7.95%,
               12/1/26........................................      110
       100   First Union Institutional Capital I 8.04%,
               12/1/26........................................      100
    (e)150   Florida Windstorm Underwriting Associates 6.70%,
               8/25/04........................................      148
       170   GS Escrow Corp. 7.125%, 8/1/05...................      162
    (e)100   Goldman Sachs Group, L.P. 6.50%, 2/25/09.........       96
             Lehman Brothers Holdings
        15   8.50%, 8/1/15....................................       16
   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
-----------------------------------------------------------------------
$       70   8.80%, 3/1/15....................................  $    75
             Merrill Lynch & Co., Inc.
       150   6.00%, 2/17/09...................................      139
       145   6.50%, 7/15/18...................................      130
        85   Nationsbank Corp. 6.80%, 3/15/28.................       77
    (e)150   Nationwide Mutual Life Insurance Co. 7.50%,
               2/15/24........................................      144
       230   PNC Funding Corp. 6.125%, 2/15/09................      214
     (e)95   Prime Property Funding, II 7.00%, 8/15/04........       94
    (e)150   Prudential Insurance Co. 8.30%, 7/1/25...........      165
       115   Washington Mutual Capital 8.375%, 6/1/27.........      117
                                                                -------
                                                                  2,901
                                                                -------
  INDUSTRIALS (7.7%)
        60   American Standard Cos. 7.375%, 4/15/05...........       57
       125   Browning-Ferris Industries, Inc. 7.40%,
               9/15/35........................................      101
             Columbia/HCA Healthcare Corp.
        80   7.19%, 11/15/15..................................       65
        70   7.58%, 9/15/25...................................       57
        95   7.69%, 6/15/25...................................       79
        50   8.70%, 2/10/10...................................       49
        25   9.00%, 12/15/14..................................       25
       105   Comcast Cable Communications 6.20%, 11/15/08.....       98
        66   Continental Airlines, Series 97-1 A 7.461%,
               4/1/15.........................................       67
             CSC Holdings, Inc.
        70   7.25%, 7/15/08...................................       66
       100   7.875%, 12/15/07.................................       99
       205   Delphi Automotive Systems 7.125%, 5/1/29.........      190
             DR Structured Finance, Series
        73   93-K1 A1 6.66%, 8/15/10..........................       68
        10   94-K2 A2 9.35%, 8/15/19..........................       10
       120   Enron Corp. 6.95%, 7/15/28.......................      110
       130   Federated Department Stores, Inc. 6.90%, 4/1/29..      119
    (e)230   Florida Windstorm 7.125%, 2/25/19................      222
       125   Ford Motor Co. 6.625%, 10/1/28...................      112
    (e)205   Host Marriott L.P. 8.375%, 2/15/06...............      198
    (e)150   International Game Technology 8.375%, 5/15/09....      148
       160   Kmart Funding Corp., Series F 8.80%, 7/1/10......      164
             Lenfest Communications, Inc.
        90   7.625%, 2/15/08..................................       92
       205   8.375%, 11/1/05..................................      217
    (e)145   Lowe's Companies Inc. 6.50%, 3/15/29.............      129
    (e)200   Monsanto Co. 6.60%, 12/1/28......................      177
             News America, Inc.
       120   7.28%, 6/30/28...................................      110
        30   7.75%, 2/1/24....................................       29
        70   8.875%, 4/26/23..................................       76
    (e)100   Oxymar 7.50%, 2/15/16............................       75
        70   Rhone-Poulenc Rorer, Inc., Series 92-A 3
               8.62%, 1/5/21..................................       71
    (e)100   Rohm & Haas Co. 7.85%, 7/15/29...................      100
       115   Saks Inc. 7.375%, 2/15/19........................      109
       165   Scotia Pacific Co., LLC 7.71%, 1/20/14...........      117
        90   Tenet Healthcare Corp., Series B 7.625%, 6/1/08..       85
        85   Tennessee Gas Pipeline Co. 7.00%, 10/15/28.......       78
             Time Warner Cos., Inc.
       205   7.57%, 2/1/24....................................      203
       100   6.625%, 5/15/29..................................       88
        90   Union Pacific Co. 6.625%, 2/1/29.................       79
        75   Union Pacific Resources Corp. Series E 6.79%,
               11/9/07........................................       73

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
-----------------------------------------------------------------------

  INDUSTRIALS (CONT.)

$      110   USA Waste Services 7.00%, 7/15/28................  $   102
        90   Waste Management, Inc., 7.375%, 5/15/29..........       88
                                                                -------
                                                                  4,202
                                                                -------
  TELEPHONES (2.2%)
       225   AT&T Corp. 6.50%, 3/15/29........................      204
        35   Comcast Cable Communications 8.375%, 5/1/07......       37
       175   GTE Corp. 6.94%, 4/15/28.........................      166
             Intermedia Communications, Inc.
     (n)20   0.00%, 5/15/06...................................       16
        30   Series B 8.50%, 1/15/08..........................       27
       135   Intermedia Communications, Series B 8.60%,
               6/1/08.........................................      124
       285   MCI WorldCom, Inc. 6.95%, 8/15/28................      270
    (n)200   Nextel Communications, Inc. 0.00%, 9/15/07.......      146
             Qwest Communications International, Inc., Series
               B
       105   7.50%, 11/1/08...................................      104
    (n)100   0.00%, 2/1/08....................................       76
                                                                -------
                                                                  1,170
                                                                -------
  TRANSPORTATION (0.6%)
             Continental Airlines, Series
       124   98-1 A 6.648%, 9/15/17...........................      117
       115   99-1 A 6.545%, 8/2/20............................      108
        85   Union Pacific Corp. 6.625%, 2/1/08...............       82
                                                                -------
                                                                    307
                                                                -------
  U.S. TREASURY SECURITIES (11.7%)
    (j)325   U.S. Treasury Bonds 8.75%, 8/15/20...............      418
             U.S. Treasury Notes
       750   4.50%, 1/31/01...................................      739
     1,500   6.25%, 1/31/02...................................    1,522
     1,125   7.50%, 2/15/05...................................    1,211
     1,192   3.375%, 1/15/07 (Inflation Indexed)..............    1,143
       486   3.625%, 1/15/08 (Inflation Indexed)..............      472
       819   3.625%, 7/15/02 (Inflation Indexed)..............      810
       250   U.S. Treasury Strips PO, 2/15/2019...............       73
                                                                -------
                                                                  6,388
                                                                -------
  UTILITIES (1.4%)
       190   CMS Energy Corp. 7.50%, 1/15/09..................      178
       235   Conoco, Inc. 6.95%, 4/15/29......................      220
             Edison Mission Funding Corp.
     (e)75   7.73%, 6/15/09...................................       76
    (e)100   7.33%, 9/15/08...................................       98
        80   El Paso Energy Corp. 6.75%, 5/15/09..............       77
        85   Enron Corp. 6.95%, 7/15/28.......................       78
        47   Niagara Mohawk Power, Series G 7.75%, 10/1/08....       48
                                                                -------
                                                                    775
                                                                -------
  YANKEE (4.5%)
       200   Ahold Finance USA, Inc. 6.875%, 5/1/29...........      186
    (e)200   AST Research, Inc. 7.45%, 10/1/02................      192
             Empresa Nacional Electricidad
        80   7.325%, 2/1/37...................................       73
       105   7.75%, 7/15/08...................................       98
       125   Glencore Nickel Property Ltd. 9.00%, 12/1/14.....      108
   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
-----------------------------------------------------------------------
$      125   Grupo Minero Mexicano S.A. de CV, Series A 8.25%,
               4/1/08.........................................  $   103
    (e)200   Hutchison Whampoa Financial, Series B 7.45%,
               8/1/17.........................................      177
             Multicanal S.A., Series C
        50   10.50%, 4/15/18..................................       38
     (e)75   13.125%, 4/15/09.................................       70
    (e)175   Oil Purchase Co. II 10.73%, 1/31/04..............      172
    (e)150   Orange PLC, Series 144A 8.75%, 6/1/06............      152
    (e)115   Petrozuata Finance, Inc. 8.22%, 4/1/17...........       89
    (e)275   Ras Laffan Liquefied Natural Gas Co. 8.294%,
               3/15/14........................................      252
       170   Republic of Argentina 11.75%, 4/7/09.............      155
       180   Republic of Colombia 8.70%, 2/15/16..............      132
       100   Rogers Cablesystems Ltd., Series B 10.00%,
               3/15/05........................................      108
       500   United Mexican States Par Bond 6.25%, 12/31/19...      371
                                                                -------
                                                                  2,476
                                                                -------
TOTAL FIXED INCOME SECURITIES (COST $68,119)..................   67,352
                                                                -------
SHORT-TERM INVESTMENTS (20.8%)
  REPURCHASE AGREEMENT (20.8%)
    11,381   Chase Securities, Inc. 4.55%, dated 6/30/99, due
               7/1/99, to be repurchased at $11,382,
               collateralized by U.S. Treasury Notes, 11.125%,
               due 8/15/03, valued at $11,678 (COST
               $11,381).......................................   11,381
                                                                -------
TOTAL INVESTMENTS (144.3%)(COST $79,500)......................   78,733
                                                                -------

OTHER ASSETS (1.2%)
  Interest Receivable............................  $  612
  Receivable for Shares Sold.....................      29
  Receivable for Daily Variation Margin on
   Futures.......................................      22
  Receivable for Investments Sold................       8       671
                                                   ------   --------
LIABILITIES (-45.5%)
  Payable for Investments Purchased..............  (24,782)
  Investment Advisory Fees Payable...............     (25)
  Payable for Shares Redeemed....................     (13)
  Administrative Fees Payable....................     (11)
  Professional Fees Payable......................      (7)
  Custodian Fees Payable.........................      (3)
  Other Liabilities..............................     (16)  (24,857)
                                                   ------   --------
NET ASSETS (100%)........................................   $54,547
                                                            --------
                                                            --------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 5,199,414 outstanding $0.001 par value
  shares (authorized 500,000,000 shares).................   $ 10.49
                                                            --------
                                                            --------
NET ASSETS CONSIST OF:
Paid in Capital..........................................   $55,178
Undistributed Net Investment Income......................     1,386
Accumulated Net Realized Loss............................    (1,154)
Unrealized Depreciation on Investments and Futures
  Contracts..............................................      (863)
                                                            --------
NET ASSETS...............................................   $54,547
                                                            --------
                                                            --------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)

----------------------------------------------------------------

(e)   --  144A Security -- certain conditions for public sales may exist.
(j) -- This security was pledged to cover margin requirements for futures contracts.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1999. Maturity date disclosed is the ultimate maturity date.
IO    --  Interest Only
Inv   --  Inverse Floating Rate -- Interest rate fluctuates with an inverse
Fl relationship to an associated interest rate. Indicated rate is the effective rate at June 30, 1999.
PAC   --  Planned Amortization Class
PO    --  Principal Only
REMIC  -- Real Estate Mortgage Investment Conduit
TBA   --  Security is subject to delayed delivery. See Note A6 to Financial
          Statements.
Floating Rate Security -- Interest rate changes on these instruments are based on changes indesignated base rate. The rates shown are those in effect on June 30, 1999.
Inflation Indexed -- Security includes principal adjustment feature in which per amount adjusts with the Consumer Price Index to insulate bonds from the effects of inflation. The face amount shown is that in effect on June 30, 1999.

----------------------------------------------------------------

FUTURES CONTRACTS:

At June 30, 1999, the following futures contracts were open:

                                                                           UNREALIZED
                                  NUMBER        AGGREGATE                 APPRECIATION
                                    OF         FACE VALUE   EXPIRATION   (DEPRECIATION)
                                 CONTRACTS        (000)        DATE           (000)
                              ---------------  -----------  -----------  ---------------
LONG:
U.S. Treasury 2 Year Note               10      U.S.$2,079      Sep-99     U.S.$     9
U.S. Treasury Long Bond                 48          5,564       Sep-99             (59)

SHORT:
U.S. Treasury 10 Year Note              28          3,113       Sep-99             (46)
                                                                         ---------------
                                                                           U.S.$   (96)
                                                                         ---------------
                                                                         ---------------

----------------------------------------------------------------
At June 30, 1999, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                            NET
 COST   APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
(000)      (000)           (000)           (000)
------  ------------   --------------   ------------
$79,500     $413          (1$,180)         ($767)

-------------------------------------------------------------------------

For the six months ended June 30, 1999, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $60,656,000 and $34,588,000, respectively. Long term U.S. Government securities purchases and sales were approximately $9,334,000 and $16,943,000, respectively.
----------------------------------------------------------------

At June 30, 1999, a significant portion of the Portfolio's assets were invested in mortgage and other asset backed investments. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts realized upon disposition of these securities may differ from the value reflected on the Statement of Net Assets and the differences could be material.
----------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                            SIX MONTHS
                                                 ENDED
                                         JUNE 30, 1999
                                           (UNAUDITED)
                                                 (000)
------------------------------------------------------

INVESTMENT INCOME:
  Interest                             $        1,552
                                              -------
EXPENSES:
  Investment Advisory Fees                         95
  Less: Fees Waived                               (45)
                                              -------
  Net Investment Advisory Fees                     50
  Administrative Fees                              62
  Professional Fees                                27
  Shareholder Reports                              16
  Custodian Fees                                    6
  Directors' Fees and Expenses                      1
  Other                                             4
                                              -------
    Net Expenses                                  166
                                              -------
Net Investment Income                           1,386
                                              -------
NET REALIZED LOSS ON:
  Investments Sold                               (891)
  Futures Contracts                              (222)
                                              -------
    Net Realized Loss                          (1,113)
                                              -------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                  (1,120)
  Futures Contracts                              (102)
                                              -------
    Change in Unrealized
     Appreciation/Depreciation                 (1,222)
                                              -------
Net Realized Loss and Change in
  Unrealized
  Appreciation/Depreciation                    (2,335)
                                              -------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $         (949)
                                              -------
                                              -------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                        SIX MONTHS
                                             ENDED
                                          JUNE 30,      YEAR ENDED
                                              1999    DECEMBER 31,
                                         (UNAUDITED)           1998
                                             (000)           (000)
------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income               $     1,386   $       1,477
  Net Realized Gain (Loss)                 (1,113)            375
  Change in Unrealized
    Appreciation/Depreciation              (1,222)            209
                                      ------------        -------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations         (949)          2,061
                                      ------------        -------
DISTRIBUTIONS:
  Net Investment Income                        --          (1,454)
  In Excess of Net Investment Income           --             (30)
  Net Realized Gain                            --            (332)
  In Excess of Net Realized Gain               --            (157)
                                      ------------        -------
  Total Distributions                          --          (1,973)
                                      ------------        -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                14,875          31,577
 Distributions Reinvested                      --           1,973
 Redeemed                                  (2,735)         (3,042)
                                      ------------        -------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions         12,140          30,508
                                      ------------        -------
 Total Increase in Net Assets              11,191          30,596
NET ASSETS:
  Beginning of Period                      43,356          12,760
                                      ------------        -------
  End of Period (Including
    undistributed net investment
    income of $1,386 and $0,
    respectively)                     $    54,547   $      43,356
                                      ------------        -------
                                      ------------        -------
------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                     1,405           2,919
      Shares Issued on Distributions
       Reinvested                              --             185
      Shares Redeemed                        (257)           (279)
                                      ------------        -------
    Net Increase in Capital Shares
     Outstanding                            1,148           2,825
                                      ------------        -------
                                      ------------        -------
------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                               PERIOD
                                            SIX                  FROM
                                         MONTHS               JANUARY
                                          ENDED       YEAR         2,
                                       JUNE 30,      ENDED   1997* TO
                                           1999   DECEMBER   DECEMBER
SELECTED PER SHARE DATA AND RATIOS       (UNAUDITED) 31, 1998 31, 1997
---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $ 10.70    $ 10.41    $ 10.00
                                       --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                   0.27       0.37       0.46
  Net Realized and Unrealized Gain
    (Loss)                               (0.48)      0.45       0.53
                                       --------   --------   --------
  Total From Investment Operations       (0.21)      0.82       0.99
                                       --------   --------   --------
DISTRIBUTIONS
  Net Investment Income                     --      (0.36)     (0.45)
  In Excess of Net Investment Income        --      (0.01)        --
  Net Realized Gain                         --      (0.11)     (0.13)
  In Excess of Net Realized Gain            --      (0.05)        --
                                       --------   --------   --------
  Total Distributions                       --      (0.53)     (0.58)
                                       --------   --------   --------
NET ASSET VALUE, END OF PERIOD         $ 10.49    $ 10.70    $ 10.41
                                       --------   --------   --------
                                       --------   --------   --------
TOTAL RETURN                             (1.96)%     7.90%      9.93%
                                       --------   --------   --------
                                       --------   --------   --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)      $54,547    $43,356    $12,760
Ratio of Expenses to Average Net
  Assets                                  0.70%**    0.70%      0.70%**
Ratio of Net Investment Income to
  Average Net Assets                      5.87%**    5.37%      5.66%**
Portfolio Turnover Rate                     88%       117%       185%
---------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                             $  0.02    $  0.02    $  0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets          0.89%**    1.04%      1.71%**
  Net Investment Income to Average
    Net Assets                            5.68%**    5.03%      4.65%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Morgan Stanley Dean Witter Universal Funds, Inc., formerly Morgan Stanley Universal Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1999, the Fund was comprised of twelve separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Fixed Income Portfolio. Please refer to the Investment Overview for the Portfolio's investment objectives.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

The investment techniques of the Fund described in the following notes (5-11) are applicable to certain, but not all, of the Portfolios of the Fund.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the records of the Portfolio. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. A Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

9. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

10. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

11. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. A

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Miller Anderson & Sherrerd, LLP ("MAS"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                  FROM            MORE
                                 FIRST        $500 MILLION        THAN
PORTFOLIO                    $500 MILLION     TO $1 BILLION    $1 BILLION
--------------------------  ---------------  ---------------  -------------
Fixed Income..............         0.40%            0.35%           0.30%

MAS has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.70%.

C. ADMINISTRATOR: Morgan Stanley Dean Witter Investment Management Inc. (the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. OTHER: At June 30, 1999, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director,
  Morgan Stanley Dean Witter Investment Management Inc.
  and Morgan Stanley Dean Witter Investment Management
  Limited; Managing Director, Morgan Stanley & Co.
  Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal,
  Morgan Stanley Dean Witter Investment Management Inc.
  and Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinnacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

OFFICERS

Stefanie V. Chang

VICE PRESIDENT

James A. Gallo

VICE PRESIDENT

Harold J. Schaaff, Jr.

VICE PRESIDENT

Joseph P. Stadler

VICE PRESIDENT

Richard J. Shoch

VICE PRESIDENT

Mary E. Mullin

SECRETARY

Karl O. Hartmann

ASSISTANT SECRETARY

Belinda A. Brady

ASSISTANT TREASURER

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.